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                                                                   EXHIBIT 10.27

                                                               EXECUTION VERSION


              AMENDMENT NUMBER FOUR TO AGREEMENT FOR PURCHASE AND
                   ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE



          THIS AMENDMENT NUMBER FOUR TO AGREEMENT FOR PURCHASE AND ASSIGNMENT OF FOREIGN ACCOUNTS RECEIVABLE (this "Amendment"), dated effective as of March 21, 2002, is entered into by and among Grant Geophysical (Int'l) Inc., a Texas corporation ("Grant"), the entities listed on the signature pages hereof (such entities, the "Designated Affiliates"), and Elliot Associates, L.P., a Delaware limited partnership ("Elliott").

          WHEREAS, Grant and Elliott are parties to that certain Agreement for Purchase and Assignment of Foreign Accounts Receivable, dated August 3, 2001 (as heretofore amended, supplemented or otherwise modified, the "Agreement");

          WHEREAS, Grant has requested that certain provisions of the Agreement be amended, so as to provide for:

          (a) an increase in the maximum amount purchased by Elliott from Grant of billed and unbilled foreign accounts receivable by $800,000 (together with any and all sums of money that may become due and owing by Grant by reason of this Amendment, the "Incremental Obligations"); and

          (b) a grant of security interest to Elliott by Grant and the Designated Affiliates;

          WHEREAS, subject to the terms and conditions set forth in this Amendment, Grant and Elliott have agreed to amend the Agreement as set forth more fully below.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment of Second Paragraph of Preamble of the Agreement. The second paragraph of the Preamble of the Agreement is hereby amended to read in its entirety as follows:

          "WHEREAS, Elliott agrees to purchase from Grant up to a maximum amount of Eleven Million Seven Hundred Thousand USD ($11,700,000), at any point in time, commencing August 3, 2001 and extending through September 30, 2002;".

          2.   Amendment of Section 1. Offer of Accounts in the Agreement.

               (a) Section 1 of Amendment Number Three dated as March 5, 2002 is hereby amended by substitution of "Eleven Million Seven Hundred Thousand USD ($11,700,000)" for "Ten Million Nine Hundred Thousand USD ($10,900,000)".

               (b) Section 1 of the Agreement is hereby amended by (i) substitution of "Grant's branch operations in any country in South America, including but not limited to Ecuador and Colombia" for "Grant's branch operations in Ecuador and Columbia" and (ii)

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substitution of "any country in South America, including but not limited to
Ecuador and Colombia" for "the countries of Ecuador and Columbia". Grant hereby grants and re-affirms its grant of a security interest in all of the specific Grant foreign accounts sold pursuant to the Agreement as amended by this Amendment.

                  3. Security Interest. Each of Grant and the Designated Affiliates hereby grants to Elliott a security interest in all currently existing and hereafter acquired or arising "Collateral" set forth on the attached Exhibit A, including but not limited to all specific accounts sold, pursuant to the Agreement, as well as all books and records pertaining to all of the foregoing, in order to secure (i) prompt repayment of any and all Incremental Obligations and (ii) prompt performance by Grant and the Designated Affiliates of their obligations hereunder. Each of Grant and the Designated Affiliates hereby authorizes Elliott to file such financing statements under the applicable UCC and agrees to execute and deliver such other documents, and make such entries and markings in its books and records and take all such other actions, as Elliott may request to further evidence, perfect, preserve or protect the security interest granted to Elliott hereunder. Elliott, at its sole discretion, shall have all rights and remedies with respect to the lien and security interest herein granted as are provided herein or in the Agreement, the UCC and other applicable foreign law, including the right at any time, before or after any default by Grant of any of its obligations hereunder, to notify account debtors and obligors on instruments to make payment to Elliott (or its designee) and to take control of proceeds to which Elliott is entitled, and to apply proceeds to (in addition to other obligations of Grant to Elliott) the reasonable attorneys' fees and legal expenses incurred by Elliott in connection with the disposition of collateral or the exercise of other rights and remedies by Elliott.

                  4. Survival of Representations and Warranties. All representations and warranties made herein and in the Agreement, and all representations, warranties and covenants relating to the Collateral under that certain Loan and Security Agreement, dated as of May 11, 1999 and as heretofore amended, supplemented or otherwise modified, by and among Grant Geophysical, Inc., as borrower, the lenders named therein and Foothill Capital Corporation, as agent, shall survive the execution and delivery of this Amendment, and no investigation of Elliott or any closing shall affect the representations and warranties or the right of Elliott to rely upon them.

                  5. Reference to Agreement. The Agreement, as amended hereby, and all other Exhibits thereto, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Agreement shall mean a reference to the Agreement, as amended by this Amendment.

                  6. Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute Elliott's consent or indicate its willingness to consent any other amendment, modification or waiver of the Agreement.

                  7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder


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of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     8. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Elliott, Grant, the Designated Affiliates and their respective successors and assigns, except Grant and the Designated Affiliates may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Elliott.

     9. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     10. Facsimile Transmission of Signature. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

     11. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

Address for Notices:               GRANT GEOPHYSICAL (INT'L) INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996
                                   By: /s/ RUSSELL DUECK
                                       -----------------------------
                                   Name:  Russell Dueck
                                   Title: CFO


Address for Notices:               GRANT GEOPHYSICAL, INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996
                                   By: /s/ RUSSELL DUECK
                                       -----------------------------
                                   Name:  Russell Dueck
                                   Title: CFO


Address for Notices:               GRANT GEOPHYSICAL CORP.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996
                                   By: /s/ RUSSELL DUECK
                                       -----------------------------
                                   Name:  Russell Dueck
                                   Title: CFO


Address for Notices:               ADVANCED SEISMIC TECHNOLOGY, INC.
16850 Park Row
Houston, Texas 77084
Fax: (281) 398-9996
                                   By: /s/ RUSSELL DUECK
                                       -----------------------------
                                   Name:  Russell Dueck
                                   Title: CFO


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Address for Notices:                    GRANT GEOPHYSICAL DO BRASIL LTDA.
16850 Park Row
Houston, Texas 77084
Fax:  (281) 398-9996                    By:    /s/ RUSSELL DUECK
                                            ---------------------------------
                                        Name:  RUSSELL DUECK
                                        Title: CFO


Address for Notices:                    PT GRANT GEOPHYSICAL INDONESIA
16850 Park Row
Houston, Texas 77084
Fax:  (281) 398-9996                    By:    /s/ RUSSELL DUECK
                                            ---------------------------------
                                        Name:  RUSSELL DUECK
                                        Title: CFO


Address for Notices:                    SOLID STATE GEOPHYSICAL, INC.
7309 Flint Road S.E.
Calgary, Alberta T2H 1G3
Fax:  (403) 255-4697                    By:    /s/ RUSSELL DUECK
                                            ---------------------------------
                                        Name:  RUSSELL DUECK
                                        Title: VP & GM
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Address for Notices:                    ELLIOTT ASSOCIATES, L.P.
712 Fifth Avenue, 36th Floor
New York, New York 10019
Fax:  (212) 586-9428                    By:    /s/ PAUL SINGER
                                            ---------------------------------
                                        Name:  PAUL SINGER
                                        Title: General Partner
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                                   EXHIBIT A

     "COLLATERAL" means all of Grant's and the Designated Affilates' rights, title and interest in and to each of the following:

          (a)  the Accounts,

          (b)  the Books,

          (c)  the Equipment,

          (d) the General Intangibles including, without limitation, the Data Library,

          (e)  the Inventory,

          (f)  the Negotiable Collateral,

          (g) any money or other assets of Grant or any Designated Affiliate that now or hereafter come into the possession, custody or control of Elliott, and

          (h) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

     "ACCOUNTS" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Grant or any Designated Affiliate arising out of the sale or lease of goods or the rendition of services by Grant or any Designated Affiliate, irrespective of whether earned by performance, and any and all credit insurance, guaranties or security therefor.

     "BOOKS" means all of Grant's and the Designated Affiliates' books and records including: ledgers; records indicating, summarizing or evidencing Grant's and the Designated Affiliates' properties or assets (including the Collateral) or liabilities; all information relating to Grant's and the Designated Affiliates' business operations or financial condition; and all computer programs, disk or tape files, printouts, runs or other computer-prepared information comprising Grant's and the Designated Affiliates' books and records.

     "DATA LIBRARY" means the presently owned and hereafter acquired multi-client seismic data of Grant or any Designated Affiliate, which is marketed broadly on a non-exclusive basis to persons in the oil and gas industry.

     "EQUIPMENT" means all of Grant's and the Designated Affiliates' present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, tools,


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parts, goods (other that consumer goods, farm products or Inventory), wherever located, including, (a) any interest of Grant or any Designated Affiliate in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing.

     "GENERAL INTANGIBLES" means all of Grant's and the Designated Affiliates' present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds and tax refund claims), other than goods, Accounts and Negotiable Collateral.

     "INVENTORY" means all present and future inventory in which Grant or any of the Designated Affiliates has any interest, including goods held for sale, lease or license or to be furnished under a contract of service and all of Grant's and the Designated Affiliates' present and future raw materials, work in process, finished goods, and packaging and shipping materials and proprietary seismic data, wherever located.

     "NEGOTIABLE COLLATERAL" means all of Grant's and any of the Designated Affiliates' present and future letters of credit, notes, drafts, instruments, investment property, security entitlements, securities (including the shares of stock of Grant and the Designated Affiliates (except the shares of stock of Grant Geophysical, Inc.)), documents, personal property leases (wherein Grant or any Designated Affiliate is the lessor), chattel paper and the Books relating to any of the foregoing.



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